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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 16, 2005


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



               3151 EAST WASHINGTON BOULEVARD
                   LOS ANGELES, CALIFORNIA                       90023
          (Address of Principal Executive Offices)             (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         From August 11, 2005 through August 16, 2005, holders of our outstanding 6% convertible secured debentures converted an aggregate of $700,000 of indebtedness under the debentures into 350,000 shares our common stock. The debentures are convertible at the option of the holders into shares of our common stock at a price of $2.00 per share. These shares were issued to certain holders of the debentures as of the following dates:

         o        100,000 shares on August 11, 2005

         o        200,000 shares on August 15, 2005

         o        50,000 shares on August 16, 2005

         The issuance of these shares was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 3(a)(9) of the Securities Act.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TARRANT APPAREL GROUP


Date:  August 19, 2005            By:    /S/ CORAZON REYES
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                                        Corazon Reyes, Chief Financial Officer


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